Exhibit 10.2
CONTINENTAL BUILDING PRODUCTS, INC.
GRANT NOTICE FOR 2014 STOCK INCENTIVE PLAN
PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD
FOR GOOD AND VALUABLE CONSIDERATION, Continental Building Products, Inc. (the “Company”), hereby grants to the Participant named below the maximum number of performance-based restricted stock units specified below (the “Award”). Each performance-based restricted stock unit represents the right to receive one share of the Company’s common stock, par value $0.001 (the “Common Stock”), upon the terms and subject to the conditions set forth in this Grant Notice, the Continental Building Products, Inc. 2014 Stock Incentive Plan (the “Plan”) and the Standard Terms and Conditions (the “Standard Terms and Conditions”) promulgated under the Plan, each as amended from time to time. This Award is granted pursuant to the Plan and is subject to and qualified in its entirety by the Standard Terms and Conditions. The Award is intended to be a Performance Incentive Award under Section 11 of the Plan. [Notwithstanding anything to the contrary in this Grant Notice, the Standard Terms and Conditions, or the Plan, the Award is granted subject to, and contingent upon, approval of the performance goals under the Plan by the Company’s stockholders at the Company’s annual meeting in 2017 (the “2017 Annual Meeting”), and the Award will be canceled without consideration if stockholder approval of the performance goals is not received at the 2017 Annual Meeting.]
Name of Participant:
Grant Date:
Maximum Number of Performance-
Based Restricted Stock Units
(“PRSUs”):
Performance Period:
Vesting Date:
By signing this Grant Notice, the Participant acknowledges that he or she has received and read, and agrees that this Award shall be subject to, the terms of this Grant Notice, the Plan and the Standard Terms and Conditions.

CONTINENTAL BUILDING PRODUCTS, INC.         ____________________________________
                            Participant Signature
By      _______________________________________________
Title:      _______________________________________________         Address (please print):
                        ____________________________________
                        ____________________________________
                        ____________________________________

CONTINENTAL BUILDING PRODUCTS, INC.
STANDARD TERMS AND CONDITIONS FOR
PERFORMANCE-BASED RESTRICTED STOCK UNITS

1.	GENERAL
Continental Building Products, Inc. (the “Company”), has granted to the Participant named in the Grant Notice (the “Grant Notice”) an award of a maximum number of performance-based restricted stock units (the “Award” or the “PRSUs”) under the Continental Building Products, Inc. 2014 Stock Incentive Plan (the “Plan”). The Award is subject to the terms and conditions set forth in the Grant Notice, these Standard Terms and Conditions, and the terms and conditions of the Plan, which are hereby incorporated into these Standard Terms and Conditions by this reference, each as amended from time to time. Capitalized terms not otherwise defined in the Grant Notice and these Standard Terms and Conditions will have the meaning set forth in the Plan. The Award is intended to be a Performance Incentive Award under Section 11 of the Plan.

2.	EARNING OF PRSUs
Subject to the terms and conditions of the Plan and these Standard Terms and Conditions, the Participant will be entitled to receive, for each PRSU earned in accordance with this Section 2 and Appendix A to these Standard Terms and Conditions (“Appendix A”), one share of the Company’s common stock, par value $0.001 (the “Common Stock”). The Participant will earn the number of PRSUs set forth in the Grant Notice for achievement at the maximum performance goal as specified in Appendix A, and subject to adjustment for achievement below the maximum performance goal in accordance with Appendix A. If the threshold performance level set forth in Appendix A is not achieved, none of the PRSUs granted to the Participant will be earned. The Committee shall certify the level of achievement of the performance goal as soon as practicable following the end of the Performance Period and at such time shall determine the number of PRSUs the Participant is eligible to receive, subject to Section 3 and Section 4 below.

3.	VESTING AND SETTLEMENT OF PRSUs

(a)
The PRSUs will be subject to a one-year continuous employment period following the end of the Performance Period and will become vested on the Vesting Date. Subject to these Standard Terms and Conditions and the Plan, shares of Common Stock equal to the number of PRSUs the Participant has earned will be issued and delivered to the Participant as described in Section 3(b) below if the Participant has been continuously employed by the Company and its Subsidiaries through the Vesting Date. Other than as explicitly provided in Section 4 below, there will be no proportionate or partial vesting and/or vesting in the periods prior to the Vesting Date, and all vesting will occur only on the Vesting Date.

(b)
Except as explicitly provided in Section 4 below with respect to proportionate or partial vesting and/or vesting in the periods prior to the Vesting Date, on or within 30 days following the Vesting Date, the Company shall issue and deliver to the Participant the number of shares of Common Stock equal to the number of vested PRSUs the Participant earns.

4.	VESTING AND SETTLEMENT OF PRSUs ON TERMINATION OF EMPLOYMENT

(a)	Termination of Employment Prior to a Change in Control: After Performance Period and Committee Certification.

(i)
In the event of the Participant’s Termination of Employment prior to a Change in Control by the Company without Cause or due to the Participant’s death, disability (within the meaning of Section 409A(a)(2)(C)(i) or (ii)) or retirement after age 65 and the Termination of Employment occurs after the end of the Performance Period and the Committee’s certification of the achievement of the performance goal, the Participant will vest in and become entitled to receive a pro rata portion of the PRSUs that the Participant would have been entitled to receive had the Participant been employed by the Company through the Vesting Date, based on the actual level of achievement of the performance goal set forth in Appendix A as certified by the Committee at the end of the Performance Period. The pro rata portion will be determined by multiplying the number of PRSUs the Participant would have been entitled to receive if the Participant had not incurred the Termination of Employment by a fraction, the numerator of which is the number of days the Participant was employed during the period beginning on the first day of the Performance Period and the denominator of which is the total number of days beginning on the first day of Performance Period and ending on the Vesting Date.

(ii)
The Company shall issue and deliver to the Participant the number of shares of Common Stock equal to the number of PRSUs the Participant is entitled to as determined in accordance with Section 4(a)(i) above:

(A)
with respect to a Participant other than a Retirement-Eligible Participant (as defined below), on or within 30 days following the Participant’s Termination of Employment, and in no event later than March 15th of the year following the year in which the Participant’s Termination of Employment occurs; or

(B)	with respect to a Retirement-Eligible Participant, on or within 30 days following the Vesting Date.

(b)	Termination of Employment Prior to a Change in Control: During Performance Period or Before Committee Certification.

(i)
In the event of the Participant’s Termination of Employment prior to a Change in Control by the Company without Cause or due to the Participant’s death, disability (within the meaning of Section 409A(a)(2)(C)(i) or (ii)) or retirement after age 65 and the Termination of Employment occurs before the end of the Performance Period, or coincident with or after the end of the Performance Period and before the Committee’s certification of the achievement of the performance goal, the Participant will vest in and become entitled to receive a pro rata portion of the PRSUs that the Participant would have been entitled to receive had the Participant been employed by the Company through the Vesting Date, based on the actual level of achievement of the performance goal set forth in Appendix A as certified by the Committee at the end of the Performance Period. The pro rata portion will be determined by multiplying the number of PRSUs the Participant would have been entitled to receive if the Participant had not incurred the Termination of Employment by a fraction, the numerator of which is the number of days the Participant was employed during the period beginning on the first day of the Performance Period and the denominator of which is the total number of days beginning on the first day of Performance Period and ending on the Vesting Date.

(ii)
The Company shall issue and deliver to the Participant the number of shares of Common Stock equal to the number of PRSUs the Participant is entitled to as determined in accordance with Section 4(b)(i) above:

(A)
with respect to a Participant other than a Retirement-Eligible Participant, on or within 30 days following the Committee’s certification of the achievement of the performance goal at the end of the Performance Period, and in no event later than March 15th of the year following the year in which the Performance Period ends; or

(B)	with respect to a Retirement-Eligible Participant, on or within 30 days following the Vesting Date.

(c)	Termination of Employment on or Following a Change in Control: After Performance Period and Committee Certification.

(i)
In the event of the Participant’s Termination of Employment without Cause on or within 24 months following the occurrence of a Change in Control and the Termination of Employment occurs after the end of the Performance Period and the Committee’s certification of the achievement of the performance goal, the Participant will vest in and become entitled to receive the number of PRSUs that the Participant would have been entitled to receive had the Participant been employed by the Company through the Vesting Date, based on the actual level of achievement of the performance goal set forth in Appendix A as certified by the Committee at the end of the Performance Period.

(ii)
The Company shall issue and deliver to the Participant the number of shares of Common Stock equal to the number of PRSUs the Participant is entitled to as determined in accordance with Section 4(c)(i) above on or within 30 days following the Participant’s Termination of Employment, and in no event later than March 15th of the year following the year in which the Participant’s Termination of Employment occurs.

(d)	Termination of Employment on or Following a Change in Control: During Performance Period or Before Committee Certification.

(i)
In the event of the Participant’s Termination of Employment without Cause on or within 24 months following the occurrence of a Change in Control and the Termination of Employment occurs before the end of the Performance Period, or coincident with or after the end of the Performance Period and before the Committee’s certification of the achievement of the performance goal set forth in Appendix A, the Participant will vest in and become entitled to receive the number of PRSUs that the Participant would have been entitled to receive had the Participant been employed by the Company through the Vesting Date, based on the actual level of achievement of the performance goal set forth in Appendix A as certified by the Committee at the end of the Performance Period.

(ii)
The Company shall issue and deliver to the Participant the number of shares of Common Stock equal to the number of PRSUs the Participant is entitled to as determined in accordance with Section 4(d)(i) above on or within 30 days following the Committee’s certification of the achievement of the performance goal at the end of the Performance Period, and in no event later than March 15th of the year following the year in which the Performance Period ends.

(e)
Retirement-Eligible Participant. For purposes of these Standard Terms and Conditions, a “Retirement-Eligible Participant” is a Participant who has attained or will attain age 65 after the Grant Date and prior to the Vesting Date. Notwithstanding anything to the contrary in these Standard Terms and Conditions, with respect to a Retirement-Eligible Participant, the settlement of any shares of Common Stock will occur on or within 30 days following the original Vesting Date as set forth on the Grant Notice and will not be subject to acceleration (with respect to settlement) in the event of the Participant’s Termination of Employment pursuant to this Section 4, and, further, will be subject, if applicable, to the delay with respect to certain payments made to “specified employees” pursuant to Section 24 of the Plan.

5.	FORFEITURE
Any PRSUs that are not earned in accordance with Section 2 and vested in accordance with Section 3 or Section 4 will be forfeited without compensation.

6.	RIGHTS AS STOCKHOLDER

(a)
The Participant shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any PRSUs unless and until shares of Common Stock settled for such PRSUs have been issued by the Company to the Participant. Upon issuance of the Common Stock, the Company shall enter the Participant’s name on the books of the Company or of a duly authorized transfer agent of the Company as the stockholder of record with respect to the shares of Common Stock delivered to the Participant.

(b)	In no event will any dividend equivalents accrue or be paid on any PRSUs.

7.	RESTRICTIONS ON RESALES OF SHARES
The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued pursuant to Vested PRSUs, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other holders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

8.	INCOME TAXES
To the extent required by applicable federal, state, local or foreign law, the Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of the grant or vesting of the PRSUs. The Company shall not be required to issue shares of Common Stock or to recognize the disposition of such shares until such obligations are satisfied.

9.	NON-TRANSFERABILITY OF AWARD
The Participant understands, acknowledges and agrees that, except as otherwise provided in the Plan or as permitted by the Committee, the Award may not be sold, assigned, transferred, pledged or otherwise directly or indirectly encumbered or disposed of other than by will or the laws of descent and distribution.

10.	OTHER AGREEMENTS SUPERSEDED
The Grant Notice, these Standard Terms and Conditions and the Plan constitute the entire understanding between the Participant and the Company regarding the Award. Any prior agreements, commitments or negotiations concerning the Award are superseded.

11.	LIMITATION OF INTEREST IN SHARES SUBJECT TO PRSUs
Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Grant Notice or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person in connection with the Award. Nothing in the Plan, in the Grant Notice, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service nor limit in any way the Company’s right to terminate the Participant’s employment at any time for any reason.

12.	GENERAL

(a)
In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(b)
The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

(c)	These Standard Terms and Conditions shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(d)	These Standard Terms and Conditions shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of law.

(e)
In the event of any conflict between the Grant Notice, these Standard Terms and Conditions and the Plan, the Grant Notice and these Standard Terms and Conditions shall control. In the event of any conflict between the Grant Notice and these Standard Terms and Conditions, the Grant Notice shall control.

(f)	All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Committee in its total and absolute discretion.

13.	ELECTRONIC DELIVERY
By executing the Grant Notice, the Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the PRSUs via Company website or other electronic delivery.

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